UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 13, 2016
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 13, 2016, the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”), upon the recommendation of the Nominating/Corporate Governance Committee of the Board, approved an amendment to the Company’s Bylaws. The amendment to Article I, Section 2 of the Bylaws changes the scheduling and occurrence of the regular meetings of the Board. As amended, regular meetings of the Board are to occur at the times and places fixed by resolution of the Board. The provision prior to the amendment set meetings to be held on the second Wednesday of alternate months unless the Board determined otherwise by resolution.

The preceding is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 3.1	Bylaws of New Jersey Resources Corporation, as amended through July 13, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: July 14, 2016	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Exhibit

3.1	Bylaws of New Jersey Resources Corporation, as amended through July 13, 2016.